UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2018

Xtant Medical Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Twenty-Third Amendment to Amended and Restated Credit Agreement

Effective February 14, 2018, Bacterin International, Inc., a Nevada corporation and wholly-owned subsidiary of Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), as borrower, the Company, X-Spine Systems, Inc., an Ohio corporation and wholly-owned subsidiary of the Company, and Xtant Medical, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, collectively as the guarantors, and ROS Acquisition Offshore LP (“ROS”) and OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”), entered into the Twenty-Third Amendment to Amended and Restated Credit Agreement (the “Facility Amendment”), which amended the existing Amended and Restated Credit Agreement, dated as of July 27, 2015 (the “Facility”).

The Facility Amendment modified the interest rate of the Facility as follows: (a) through December 31, 2018, the Company will have the option at its sole discretion (i) to pay “payment-in-kind” (“PIK”) interest at LIBOR (as defined in the Facility) plus 12% or (ii) pay cash interest at LIBOR plus 10%; (b) beginning January 1, 2019 through June 30, 2019, the Company will have the option at its sole discretion to either (i) pay PIK interest at LIBOR plus 15% or (ii) pay cash interest at LIBOR plus 10%; and (c) beginning July 1, 2019 through the maturity date of the Facility, the Company will pay cash interest at LIBOR plus 10%. The Facility Amendment also reduced the prepayment or repayment fee under the Facility to 1%.

The Facility Amendment also made the following modifications to the financial covenants of the Facility:

•	The minimum revenue base covenant was removed in its entirety.
•	The minimum liquidity financial covenant of the Facility was revised to allow the Company and its subsidiaries to maintain a liquidity amount of not less than $500,000 at all times after February 14, 2018.
•	The maximum consolidated senior leverage ratio covenant was modified as follows:

Four Fiscal Quarters Ended	Consolidated Senior Leverage Ratio
June 30, 2019	10.00:1.00
September 30, 2019	10.00:1.00
December 31, 2019	8.00:1.00
March 31, 2020	7.00:1.00
June 30, 2020	7.00:1.00

•	A new minimum Consolidated EDITDA covenant was added as follows:

Testing Period	Minimum Consolidated EBITDA
Three quarter period ended September 30, 2018	$2.2 million
Four quarter period ended December 31, 2018	$4.0 million
Four quarter period ended March 31, 2019	$5.5 million
Four quarter period ended June 30, 2019	$7.0 million
Four quarter period ended September 30, 2019	$8.5 million
Four quarter period ended December 31, 2019	$10 million
Four quarter period ended March 31, 2020	The greater of (a) $10 million or (b) 75% of projected Adjusted EBITDA for such period pursuant to projections, based on good faith estimates and assumptions believed to be reasonable at the time made, delivered to ROS no later than December 31, 2019
Four quarter period ended June 30, 2020	The greater of (a) $10 million or (b) 75% of projected Adjusted EBITDA for such period pursuant to projections, based on good faith estimates and assumptions believed to be reasonable at the time made, delivered to ROS no later than December 31, 2019

Private Placement SPA

On February 14, 2018, the Company entered into a Securities Purchase Agreement (the “Private Placement SPA”) with ROS and Royalty Opportunities. Pursuant to the Private Placement SPA, on February 14, 2018, ROS and Royalty Opportunities purchased from the Company a total of 945,819 shares of the Company’s common stock, $0.000001 par value per share (the “Common Stock”) at a price of $7.20 per share, for aggregate proceeds of $6,809,896.80. Under the Private Placement SPA, 603,687 of such shares of Common Stock were issued to ROS and 342,132 of such shares of Common Stock were issued to Royalty Opportunities.

Investor Rights Agreement

Effective February 14, 2018, the Company entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with Royalty Opportunities, ROS, Park West Partners International, Limited (“PWPI”), and Park West Investors Master Fund, Limited (“PWIMF”). Under the Investor Rights Agreement, ROS and Royalty Opportunities are permitted to nominate a majority of the directors and designate the chairperson of the board of directors of the Company (the “Board”), at subsequent annual meetings, as long as they maintain an ownership threshold in the Company of at least 40% of the then outstanding Common Stock (the “Ownership Threshold”). If ROS and Royalty Opportunities are unable to maintain the Ownership Threshold, the Investor Rights Agreement contemplates a reduction of nomination rights commensurate with the Company ownership interests.

For so long as the Ownership Threshold is met, the Company must obtain the approval of ROS and Royalty Opportunities to proceed with the following actions: (i) issue new securities; (ii) incur over $250,000 of debt in a fiscal year; (iii) sell or transfer over $250,000 of assets or businesses of the Company or its subsidiaries in a fiscal year; (iv) acquire over $250,000 of assets or properties in a fiscal year; (v) make capital expenditures over $125,000 individually, or $1,500,000 in the aggregate during a fiscal year; (vi) approve the Company’s annual budget; (vii) hire or terminate the Company’s chief executive officer; (viii) appoint or remove the chairperson of the Board; and (ix) make, loans to, investments in, or purchase, or permit any subsidiary to purchase, any stock or other securities in another entity in excess of $250,000 in a fiscal year. As long as the Ownership Threshold is met, the Company may not increase the size of the Board beyond seven directors without the approval of a majority of the directors nominated by ROS and Royalty Opportunities.

The Investor Rights Agreement grants Royalty Opportunities, ROS, PWPI and PWIMF the right to purchase from the Company a pro rata amount of any new securities that the Company may propose to issue and sell. The Investor Rights Agreement may be terminated (a) upon the mutual written agreement of all the parties, (b) upon written notice of the Company, ROS or Royalty Opportunities if ROS and Royalty Opportunities’s ownership percentage of the then outstanding Common Stock is less than 10%, or (c) upon written notice of ROS and Royalty Opportunities. PWPI and PWIMF’s right to purchase from the Company a pro rata amount of any new securities will also terminate at such time as their aggregate ownership percentage of the then outstanding Common Stock is less than 8.5%.

Registration Rights Agreement

Effective February 14, 2018, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Royalty Opportunities, ROS, PWPI, PWIMF, Bruce Fund, Inc. (“Bruce Fund”) and Telemetry Securities, L.L.C. (“Telemetry”, and together with Bruce Fund, PWPI and PWIMF, the “Noteholders”). The Registration Rights Agreement requires the Company to, among other things, file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement (which, initially, will be on Form S-1 and, as soon as we are eligible, will be on Form S-3) covering the resale, from time to time, of the Common Stock issued: (i) upon the conversion of certain convertible notes issued to ROS and Royalty Opportunities on January 17, 2017, which were converted on January 17, 2018 (the “Tier 1 Conversion”), and are more fully described in the Current Report on Form 8-K filed by the Company with the SEC on January 23, 2018, (ii) upon the Notes Exchange (defined below), or (iii) under the Private Placement SPA, within 90 days of the date of the Registration Rights Agreement. The Company agrees to use its best efforts to cause the shelf registration statement to become effective under the Securities Act of 1933, as amended (the “Securities Act”) no later than the 180th day after such demand; provided, that if the SEC notifies the Company that it will not review or has no comments to such initial registration statement within 110 days after the date of the Registration Rights Agreement, the Company will use its best efforts to cause such registration statement to become effective under the Securities Act no later than the 120th day after the date of the Registration Rights Agreement.

The foregoing descriptions of the Facility Amendment, the Private Placement SPA, the Investor Rights Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the Facility Amendment, the Private Placement SPA, the Investor Rights Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein. The execution of the Facility Amendment, the Private Placement SPA, the Investor Rights Agreement and the Registration Rights Agreement, the adoption of the Amended Bylaws (defined below) and the completion of the Notes Exchange were contemplated by that certain Restructuring and Exchange Agreement, dated as of January 11, 2018, by and among the Company and the Noteholders, which was described in the Company’s Current Report on Form 8-K, filed with the SEC on January 12, 2018.

Item 1.02.	Termination of a Material Definitive Agreement.

On February 14, 2018, the remaining $70.238 million aggregate principal amount of the Company’s outstanding 6.00% convertible senior unsecured notes due 2021 held by the Noteholders (the “Remaining Notes”), consisting of notes (i) issued pursuant to the Indenture, dated as of July 31, 2015, between the Company and Wilmington Trust, National Association (the “Indenture”) and (ii) issued on April 14, 2016 to ROS and Royalty Opportunities (the “2016 Notes”), plus accrued and unpaid interest, were exchanged for newly-issued shares of Common Stock at an exchange rate of 138.8889 shares per $1,000 principal amount of notes, for an exchange price of $7.20 per share (the “Notes Exchange”). This resulted in the issuance of 10,401,309 shares of Common Stock to the Noteholders as follows:

Noteholder	Common Stock issued in Notes Exchange
ROS	5,126,534
Royalty Opportunities	2,905,396
Bruce Fund	296,172
PWPI	153,828
PWIMF	1,104,905
Telemetry	814,474

Upon the completion of the Notes Exchange, all outstanding obligations under the Remaining Notes were satisfied in full and the Indenture and the 2016 Notes were discharged.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The disclosures set forth above under Item 1.01 under the heading “Twenty-Third Amendment to Amended and Restated Credit Agreement” are hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sale of Equity Securities.

The disclosures set forth above under Items 1.01 and 1.02 in connection with the issuances of Common Stock under the Private Placement SPA and the Notes Exchange are incorporated herein by reference. The issuances of Common Stock under the Private Placement SPA and the Notes Exchange will be made in reliance on an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.01.	Change in Control.

The disclosures set forth above under Items 1.01 and 1.02, and below under Item 8.01 are incorporated herein by reference. Following the consummation of the Tier 1 Conversion on January 17, 2018 and the Notes Exchange and the Private Placement SPA on February 14, 2018, ROS and Royalty Opportunities own, in the aggregate, approximately 70.4%, and the Noteholders own, in the aggregate, approximately 88.5%, of the outstanding Common Stock. Consequently, existing non-Noteholder stockholders of the Company, who owned approximately 95.7% of the outstanding Common Stock prior to the consummation of such transactions, now own approximately 11.3% of the outstanding Common Stock following the consummation of such transactions.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Bylaws

On February 14, 2018, the Company amended and restated its current bylaws by adopting the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”). The Amended Bylaws amended the Company’s existing bylaws to, among other things:

•	provide for annual and special meetings of stockholders to be held through remote communications;

•	provide for the election of any directors not elected at an annual meeting of stockholders to be elected at a special meeting of stockholders;

•	declassify the Board into one group of directors that will hold office until the subsequent annual meeting of stockholders and until the election and qualification of such directors’ respective successors;

•	provide for the filling of a new directorship or director vacancy by the affirmative vote of the holders of a majority of the voting power of the shares of stock of the Company;

•	allow for a majority of the Board present to adjourn a Board meeting if a quorum is not met;

•	unless otherwise restricted in the Amended Bylaws of the Company’s Certificate of Incorporation (the “Charter”), provide the Board with the authority to fix the compensation of directors, including without limitation, compensation for services as members of Board committees;

•	allow the Company to enter into an agreement with a stockholder of the Company to restrict the transfer of shares held by such stockholder in any manner not prohibited by the Delaware General Corporation Law (the “DGCL”);

•	allow the Board to declare dividends on the capital stock of the Company, subject to any provisions of the Charter and applicable law;

•	allow the Company to maintain insurance on behalf of any director or officer of the Company; and

•	allow the Company to provide electronic notice to stockholders, if consented to by such stockholder in accordance with Section 232 of the DGCL.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1, and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

The Company has issued a press release on February 14, 2018, entitled “Xtant Medical Announces Exchange of Outstanding Convertible Notes and Closing of Private Placement,” and a press release on February 15, 2018, entitled “Xtant Medical Announces Compliance with NYSE American”, which are attached as Exhibits 99.1 and 99.2 and incorporated herein.

The information in this Item 7.01 and the documents attached as Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws

10.1	Twenty-Third Amendment to Amended and Restated Credit Agreement, dated as of February 14, 2018, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.2	Securities Purchase Agreement, dated as of February 14, 2018, by and among Xtant Medical Holdings, Inc., OrbiMed Royalty Opportunities II, LP, ROS Acquisition Offshore LP.

10.3	Investor Rights Agreement, dated as of February 14, 2018, by and among Xtant Medical Holdings, Inc., OrbiMed Royalty Opportunities II, LP, ROS Acquisition Offshore LP, Park West Partners International, Limited and Park West Investors Master Fund, Limited.

10.4	Registration Rights Agreement, dated as of February 14, 2018, by and among Xtant Medical Holdings, Inc., OrbiMed Royalty Opportunities II, LP, ROS Acquisition Offshore LP, Park West Partners International, Limited, Park West Investors Master Fund, Limited, Telemetry Securities, L.L.C. and Bruce Fund, Inc.

99.1	Press Release of Xtant Medical Holdings, Inc. dated February 14, 2018, entitled “Xtant Medical Announces Exchange of Outstanding Convertible Notes and Closing of Private Placement.”

99.2	Press Release of Xtant Medical Holdings, Inc. dated February 15, 2018, entitled “Xtant Medical Announces Compliance with NYSE American.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2018
XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Carl D. O’Connell
	Name:	Carl D. O’Connell
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws

10.1	Twenty-Third Amendment to Amended and Restated Credit Agreement, dated as of February 14, 2018, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.2	Securities Purchase Agreement, dated as of February 14, 2018, by and among Xtant Medical Holdings, Inc., OrbiMed Royalty Opportunities II, LP, ROS Acquisition Offshore LP.

10.3	Investor Rights Agreement, dated as of February 14, 2018, by and among Xtant Medical Holdings, Inc., OrbiMed Royalty Opportunities II, LP, ROS Acquisition Offshore LP, Park West Partners International, Limited and Park West Investors Master Fund, Limited.

10.4	Registration Rights Agreement, dated as of February 14, 2018, by and among Xtant Medical Holdings, Inc., OrbiMed Royalty Opportunities II, LP, ROS Acquisition Offshore LP, Park West Partners International, Limited, Park West Investors Master Fund, Limited, Telemetry Securities, L.L.C. and Bruce Fund, Inc.

99.1	Press Release of Xtant Medical Holdings, Inc. dated February 14, 2018, entitled “Xtant Medical Announces Exchange of Outstanding Convertible Notes and Closing of Private Placement.”

99.2	Press Release of Xtant Medical Holdings, Inc. dated February 15, 2018, entitled “Xtant Medical Announces Compliance with NYSE American.”